PayPal Funds

PayPal Money Market Fund

August 1, 2006

(supplement to Statement of Additional Information (“SAI”) dated April 30, 2006)

On page 6 of the SAI, the last sentence in the paragraph with the heading, “Investment Company Securities” is replaced in full with the following sentences:

“Under the 1940 Act, the Master Portfolio’s investment in investment companies is limited to, subject to certain exceptions, (i) 3% of the total outstanding voting stock of any one investment company, (ii) 5% of the Master Portfolio’s total assets with respect to any one investment company, and (iii) 10% of the Master Portfolio’s total assets with respect to investment companies in the aggregate. To the extent allowed by law or regulation, the Master Portfolio may invest its assets in securities of investment companies that are money market funds, including those advised by Barclays Global Fund Advisors (“BGFA”) or otherwise affiliated with BGFA, in excess of the limits discussed above.”